                                                                    EXHIBIT 99.f

                           FINANCIAL STATEMENTS AND
                          INDEPENDENT AUDITORS' REPORT

                            CRICO OF FOUNTAIN PLACE
                              LIMITED PARTNERSHIP

                               DECEMBER 31, 1995

                  CRICO of Fountain Place Limited Partnership

                               TABLE OF CONTENTS



                                                            PAGE


INDEPENDENT AUDITORS' REPORT                                   3


FINANCIAL STATEMENTS


     STATEMENT OF ASSETS AND LIABILITIES - INCOME TAX
       BASIS                                                   4


     STATEMENT OF REVENUE AND EXPENSES - INCOME TAX BASIS      5


     STATEMENT OF PARTNERS' DEFICIT - INCOME TAX BASIS         7


     STATEMENT OF CASH FLOWS - INCOME TAX BASIS                8


     NOTES TO FINANCIAL STATEMENTS                             9

                 [ LETTERHEAD OF REZNICK FEDDER & SILVERMAN ]


                          INDEPENDENT AUDITORS' REPORT

To the Partners
CRICO of Fountain Place Limited Partnership

     We have audited the accompanying statement of assets and liabilities - income tax basis of CRICO of Fountain Place Limited Partnership as of December 31, 1995, and the related statements of revenue and expenses - income tax basis, partners' deficit - income tax basis and cash flows - income tax basis for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     As described in note A, these financial statements were prepared on the basis of accounting the partnership uses for income tax purposes, which is a comprehensive basis of accounting other than generally accepted accounting principles.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the assets and liabilities of CRICO of Fountain Place Limited Partnership as of December 31, 1995, and its revenue and expenses, changes in partners' deficit and cash flows for the year then ended, on the basis of accounting described in note A.

     The accompanying financial statements have been prepared assuming that the partnership will continue as a going concern. As discussed in note B to the financial statements, the partnership is in default of its mortgage loan agreement. In addition, the partnership has entered into a merger agreement which could significantly impact the partnership. These uncertainties raise substantial doubt about the partnership's ability to continue as a going concern. Management's plans in regard to these matters are also described in note B. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

                                             /s/ REZNICK FEDDER & SILVERMAN

Bethesda, Maryland
January 29, 1996

                  CRICO of Fountain Place Limited Partnership

             STATEMENT OF ASSETS AND LIABILITIES - INCOME TAX BASIS

                               December 31, 1995


                                     ASSETS

INVESTMENT IN REAL ESTATE
  Building                                           $17,202,650
  Personal property                                    1,114,062
                                                     -----------

                                                      18,316,712
  Less accumulated depreciation                        3,945,400
                                                     -----------

                                                      14,371,312
  Land                                                 1,515,239
                                                     -----------

                                                      15,886,551

  Tenants' security deposits, separately
    held in an interest bearing account                  111,480
  Cash and investments held by bond
    servicer                                             642,241
  Favorable financing, less accumulated
    amortization of $1,310,450                           917,318
                                                     -----------

                                                      17,557,590

OTHER ASSETS
  Cash                                      $75,298
  Accounts receivable -
    tenants                                   2,598
  Other receivables                           1,266
  Utility deposits                              900
  Prepaid insurance                          30,748      110,810
                                            -------  -----------

                                                     $17,668,400
                                                      ==========
                                  LIABILITIES

LIABILITIES APPLICABLE TO REAL
ESTATE
  Mortgage payable                $20,900,000
  Accrued interest payable -
    mortgage                        5,063,498
                                  -----------

                                   25,963,498

  Tenants' security deposits           83,550
  Accrued mortgage servicing          663,990
  Accrued administration fee           26,125
  Assessments payable                  65,927
                                  -----------
                                   26,803,090

OTHER LIABILITY
 Accounts payable                      55,702
                                   ----------
       Total liabilities           26,858,792


PARTNERS' DEFICIT                  (9,190,392)
                                   -----------

                                  $17,668,400
                                   ==========



                       See notes to financial statements

STATEMENT OF REVENUE AND EXPENSES                               U.S. Department of Housing and Urban Development
 - INCOME TAX BASIS                                             Office of Housing
                                                                Federal Housing Commissioner
                                                                OMB Approval No. 2502-0052(Exp. 8/31/92)

Public Reporting Burden for this collection of information is estimated to average 1.0 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, an completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the Reports Management Officer, Office of Information Policies and Systems, U.S.
Department of Housing and Urban Development, Washington, D.C.  20410-3600, and to the Office of Management and Budget Paperwork
Reduction Project (2502-0052), Washington, D.C. 20503. Do not send this completed form to either of these addresses.

        For Month/Period                             Project Number:          Project Name:
           Beginning:                Ending:         HUD Project No.:

              1/1/95                  12/31/95                          CRICO of Fountain Place
                                                                        Limited Partership
        ----------------        -----------------    ---------------    --------------------------------------
Part I  Description of Account                                            Account. No.            Amount
--------------------------------------------------------------------------------------------------------------
                                                 5000 - REVENUE ACCOUNTS
        Rental Income - 5100

          Apartments or Member Carrying Charges (Coops)                   5120      $   2,937,305
                                                                       -------        -----------
          Tenant Assistance Payments                                      5121      $
                                                                       -------        -----------
          Furniture and Equipment                                         5130      $
                                                                       -------        -----------
          Stores and Commercial                                           5140      $
                                                                       -------        -----------
          Garage and Parking Spaces                                       5170      $       2,715
                                                                       -------        -----------
          Flexible Subsidy Income                                         5180      $
                                                                       -------        -----------
          Miscellaneous (Specify)                                         5190      $
                                                                       -------        -----------
          Total Rent Revenue Potential at 100% Occupancy                                           $2,940,020
                                                                       -------        -----------  ----------
        Vacancies - 5200
          Apartments                                                      5220      $    (122,346)
                                                                       -------        -----------
          Furniture and Equipment                                         5230      $(           )
                                                                       -------        -----------
          Stores and Commercial                                           5240      $(           )
                                                                       -------        -----------
          Garage and Parking Spaces                                       5270      $(           )
                                                                       -------        -----------
          Miscellaneous (Specify)                                         5290      $(           )
                                                                       -------        -----------
          Total Vacancies                                                           $              $ (122,346)
                                                                       -------        -----------  ----------
          Net Rental Revenue (Rent Revenue Less Vacancies)                          $              $2,817,674
                                                                       -------        -----------  ----------
        Elderly and Congregate Services Income - 5300
          Total Service Income (Schedule Attached)                        5300      $              $
                                                                       -------        -----------  ----------
        Financial Revenue - 5400
          Interest Income - Project Operations                            5410      $       4,444
                                                                       -------        -----------
          Income from Investments - Residual Receipts                     5430      $
                                                                       -------        -----------
          Income from Investments - Reserve for Replacement               5440      $      22,980
                                                                       -------        -----------
          Income from Investments - Escrows                               5490      $      11,771
                                                                       -------        -----------
          Total Financial Revenue                                                   $              $   39,195
                                                                       -------        -----------  ----------

        Other Revenue - 5900
          Laundry and Vending                                             5910      $         360
                                                                       -------        -----------
          NSF and Late Charges                                            5920      $       7,754
                                                                       -------        -----------
          Damages and Cleaning Fees                                       5930      $      22,225
                                                                       -------        -----------
          Forfeited Tenant Security Deposits                              5940      $      22,012
                                                                       -------        -----------
          Other Revenue (Specify) See Note D                              5990      $      43,689
                                                                       -------        -----------
          Total Other Revenue                                                       $              $   96,040
                                                                       -------        -----------  ----------
          Total Revenue                                                             $              $2,952,909
                                                                       -------        -----------  ----------
        Administrative Expenses - 6200/6300

          Advertising                                                     6210      $      20,489
                                                                       -------        -----------
          Other Renting Expense -- See Note D                             6250      $      41,118
                                                                       -------        -----------
          Office Salaries                                                 6310      $      31,865
                                                                       -------        -----------
          Office Supplies                                                 6311      $       3,015
                                                                       -------        -----------
          Office or Model Apartment Rent                                  6312      $         770
                                                                       -------        -----------
          Management Fee                                                  6320      $     116,480
                                                                       -------        -----------
          Manager or Superintendent Salaries                              6330      $      23,522
                                                                       -------        -----------
          Manager or Superintendent Rent Free Unit                        6331      $       4,305
                                                                       -------        -----------
          Legal Expenses (Project)                                        6340      $       3,939
                                                                       -------        -----------
          Auditing Expenses (Project)                                     6350      $       6,550
                                                                       -------        -----------
          Bookkeeping Fees/Accounting Services                            6351      $
                                                                       -------        -----------
          Telephone and Answering Services                                6360      $       5,238
                                                                       -------        -----------
          Bad Debts                                                       6370      $       7,504
                                                                       -------        -----------
          Misc. Administrative Expenses (Specify) See
            Note D                                                        6390      $      10,789
                                                                       -------        -----------
          Total Administrative Expenses                                                           $  275,584
                                                                       -------        -----------  ----------
        Utilities Expense - 6400
          Fuel Oil/Coal                                                   6420      $
                                                                       -------        -----------
          Electricity                                                     6450      $      36,193
                                                                       -------        -----------
          Water                                                           6451      $      66,589
                                                                       -------        -----------
          Gas                                                             6452      $      36,638
                                                                       -------        -----------
          Sewer                                                           6453      $
                                                                       -------        -----------
          Total Utilities Expense                                                                  $  139,420
                                                                       -------        -----------  ----------

*All amounts must be rounded to the nearest dollar, $50 and over, round up - $.49 and below, round down.

                                  Page 1 of 2             Form HUD-92410 (7/91)
                                                            ref. Handbook 4370

        Operating and Maintenance Expenses - 6500
          Janitor and Cleaning Payroll                                  6510    $     30,033
                                                                     ---------  ------------
          Janitor and Cleaning Supplies                                 6515    $      1,077
                                                                     ---------  ------------
          Janitor and Cleaning Contract                                 6517    $      4,703
                                                                     ---------  ------------
          Exterminating Payroll/Contract                                6519    $
                                                                     ---------  ------------
          Exterminating Supplies                                        6520    $         88
                                                                     ---------  ------------
          Garbage and Trash Removal                                     6525    $     36,546
                                                                     ---------  ------------
          Security Payroll/Contract                                     6530    $      7,637
                                                                     ---------  ------------
          Grounds Payroll                                               6535    $
                                                                     ---------  ------------
          Grounds Supplies                                              6536    $      1,750
                                                                     ---------  ------------
          Grounds Contract                                              6537    $     10,419
                                                                     ---------  ------------
          Repairs Payroll and rent free units                           6540    $    124,737
                                                                     ---------  ------------
          Repairs Material                                              6541    $     61,029
                                                                     ---------  ------------
          Repairs Contract                                              6542    $     31,576
                                                                     ---------  ------------
          Elevator Maintenance/Contract                                 6545    $      7,804
                                                                     ---------  ------------
          Heating/Cooling Repairs and Maintenance                       6546    $        733
                                                                     ---------  ------------
          Swimming Pool Maintenance/Contract                            6547    $      2,796
                                                                     ---------  ------------
          Snow Removal                                                  6548    $      5,235
                                                                     ---------  ------------
          Decorating Payroll/Contract                                   6560    $
                                                                     ---------  ------------
          Decorating Supplies                                           6561    $
                                                                     ---------  ------------
          Other                                                         6570    $
                                                                     ---------  ------------
          Miscellaneous Operating and Maintenance Expenses              6590    $        490
                                                                     ---------  ------------
          Total Operating and Maintenance Expenses                                             $  326,653
                                                                     ---------  ------------   ----------
        Taxes and Insurance - 6700
          Real Estate Taxes-Net of refund $30,379                       6710    $    487,637
                                                                     ---------  ------------
          Payroll Taxes (FICA)                                          6711    $      3,768
                                                                     ---------  ------------
          Miscellaneous Taxes, Licenses and Permits                     6719    $      5,463
                                                                     ---------  ------------
          Property and Liability Insurance (Hazard)                     6720    $     37,507
                                                                     ---------  ------------
          Fidelity Bond Insurance                                       6721    $
                                                                     ---------  ------------
          Workmen's Compensation                                        6722    $
                                                                     ---------  ------------
          Health Insurance & Other Employee Benefits                    6723    $      1,216
                                                                     ---------  ------------
          Other Insurance (Specify)                                     6729    $
                                                                     ---------  ------------
          Total Taxes and Insurance                                                            $  535,591
                                                                     ---------  ------------   ----------

        Financial Expenses - 6800
          Interest on Bonds Payable                                     6810    $
                                                                     ---------  ------------
          Interest on Mortgage Payable                                  6820    $  1,985,500
                                                                     ---------  ------------
          Interest on Notes Payable (Long-Term)                         6830    $      3,775
                                                                     ---------  ------------
          Interest on Notes Payable (Short-Term)                        6840    $
                                                                     ---------  ------------
          Mortgage Insurance Premium/Service Charge                     6850    $    141,487
                                                                     ---------  ------------
          Miscellaneous Financial Expenses - See Note D                 6890    $     29,596
                                                                     ---------  ------------
          Total Financial Expenses                                              $              $2,160,358
                                                                     ---------  ------------   ----------

        Elderly & Congregate Service Expenses 6900
          Total Service Expenses - Schedule Attached                    6900
                                                                     ---------  ------------   ----------
          Total Cost of Operations Before Depreciation                                         $3,437,606
                                                                     ---------  ------------   ----------
          Profit (Loss) Before Depreciation                                                    $ (484,697)
                                                                     ---------  ------------   ----------
          Depreciation (Total) - 6600 (Specify)                         6600                      726,337
                                                                     ---------  ------------   ----------
          Operating Profit or (Loss)                                                          $(1,211,034)
                                                                     ---------  ------------  -----------
        Corporate or Mortgagor Entity
        Expenses - 7100

          Officer Salaries                                              7110
                                                                     ---------  ------------
          Legal Expenses (Entity)                                       7120
                                                                     ---------  ------------
          Taxes (Federal-State-Entity)                                 7130-32
                                                                     ---------  ------------
          Other Expenses (Entity)                                       7190
                                                                     ---------  ------------
          Amortization                                                  7190    $   262,090
                                                                     ---------  ------------
          Total Corporate Expenses                                                            $   262,090
                                                                     ---------  ------------   ----------
          Net Profit or (Loss)                                                                $(1,473,124)
                                                                     ---------  ------------   ----------

Warning: HUD will prosecute false claims and statements. Conviction may result in criminal and/or civil penalties (18 U.S.C. 1001, 1010, 1012; 31 U.S.C. 3729,
3802). Miscellaneous or other Income and Expenses Sub-account Groups. If miscellaneous or other Income and/or expense sub-accounts (5190, 5290, 5490, 5990, 6390, 6590, 6729, 6890, and 7190) exceed the Account Groupings by 10% or more, attach a separate schedule describing or explaining the miscellaneous income or expense.


Part II

1. Total principal payments required under the mortgage, even if payments under a Workout Agreement are less or more than those required under the mortgage.

                                                                                       $

2. Replacement Reserve deposits required by the Regulatory Agreement or Amendment thereto, even if payments may be temporarily suspended or waived.

                                                                                       $

3. Replacement or Painting Reserve releases which are included as expense items on the Profit and Loss statement.

                                                                                       $
4. Project Improvement Reserve Releases under the Flexible Subsidy Program that are included as expense items on this Profit and Loss statement.

                                                                                       $

                                  Page 2 of 2                  Form HUD-92410

                       See notes to financial statements

                  CRICO of Fountain Place Limited Partnership

               STATEMENT OF PARTNERS' DEFICIT - INCOME TAX BASIS

                          Year ended December 31, 1995



Partners' deficit, beginning                            $(7,717,268)

Net loss                                                 (1,473,124)
                                                         -----------

Partners' deficit, end                                  $(9,190,392)
                                                         ===========



                       See notes to financial statements

                  CRICO of Fountain Place Limited Partnership

                   STATEMENT OF CASH FLOWS - INCOME TAX BASIS

                          Year ended December 31, 1995

Cash flows from operating activities
  Net loss                                             $(1,473,124)
  Adjustments to reconcile net loss to net
  cash provided by operating activities
    Depreciation                                           726,337
    Amortization                                           262,090
    Changes in assets and liabilities
      Tenants' security deposits - net                     (27,865)
      Increase in prepaid insurance                         (3,490)
      Increase in accounts payable                          35,957
      Increase in accrued mortgage servicing fee           141,487
      Increase in other receivables                         (1,266)
      Increase in accrued interest payable                 569,131
      Funds deposited to cash and investments
        held by bond servicer                              (60,336)
      Decrease in accounts receivable - tenants              5,659
      Decrease in subscription receivable                      100
                                                       -----------

          Net cash provided by operating activities        174,680
                                                       -----------
Cash flows from investing activities
  Funds deposited to cash and investments held
    by bond servicer                                       (59,630)
  Acquisition of fixed assets                              (48,257)
                                                       -----------

          Net cash used in investing activities           (107,887)
                                                       -----------

Cash flows from financing activities
  Payments of assessments payable                          (20,944)
                                                       -----------

          Net cash used in financing activities            (20,944)
                                                       -----------
          NET INCREASE IN CASH                              45,849

Cash, beginning                                             29,449
                                                       -----------

Cash, end                                               $   75,298
                                                       ===========

Supplemental disclosure of cash flow information
  Cash paid during the year for interest
    which includes base interest of $1,416,369          $1,423,615
                                                        ==========

  Detail of acquisition of fixed assets paid
    Gutters                                             $   22,791
    Carpet                                                  25,466
                                                        ----------

                                                           $48,257
                                                            ======

                       See notes to financial statements

                  CRICO of Fountain Place Limited Partnership

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1995


NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
         POLICIES

The partnership was formed as a limited partnership under the laws of the State of Minnesota on December 27, 1990 for the purpose of acquiring, owning and operating a rental housing project. The project consists of 332 units located in the City of Eden Prairie, Minnesota and operates under the name of Fountain Place Apartments.

Income Tax Basis of Accounting
------------------------------

The partnership maintains its accounts and the financial statements have been prepared on the accounting basis used for income tax purposes. Rents received in advance are recognized as income when collected, as opposed to when earned as required by generally accepted accounting principles.

Investment in Real Estate and Depreciation and Amortization
-----------------------------------------------------------

Investment in real estate is carried at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives by use of the straight-line and declining-balance methods.

Favorable financing is amortized over the remaining life of the bonds by use of the straight-line method.

Income Taxes
------------

No provision or benefit for income taxes has been included in these financial statements since taxable income or loss passes through to, and is reportable by, the partners individually.

Provision for Doubtful Accounts
-------------------------------

The partnership considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required. If amounts became uncollectible, they will be charged to operations when that determination is made.

                  CRICO of Fountain Place Limited Partnership

                               December 31, 1995

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
         POLICIES (Continued)

Rental Income
-------------

Rental income is recognized as rentals become due. Rents received in advance are recognized when collected. All leases between the partnership and the tenants of the property are operating leases.

NOTE B - GOING CONCERN

The accompanying financial statements have been prepared assuming the partnership will continue as a going concern, which assumes the realization of assets and the satisfaction of liabilities in the normal course of business. As of December 31, 1995, the partnership was in default with regard to the mortgage loan agreement due to its inability to generate sufficient cash flow to meet its contractual obligations under this agreement. The partnership's lender, Capital Realty Investors Tax Exempt Fund Limited Partnership ("CRITEF"), has not availed itself of any of its contractual rights and remedies provided by the mortgage loan agreement and is effectively treating this obligation as a cash flow mortgage.

CRITEF entered into a merger agreement, subject to shareholder approval, with Watermark Partners, L.P. as of September 11, 1995, as amended on January 31, 1996. Capital Apartment Properties, Inc. ("CAPREIT"), who is the general partner of Watermark Partners, L.P., may therefore pursue one of the following scenarios:

  . The current partnership structure would be preserved and all of the partnership interests would be transferred to CAPREIT.

     or

  . The current partnership structure would be preserved and CAPREIT would replace the 1 percent general partner while leaving the 99 percent limited partner in place.

     or

  . The current partnership structure would be collapsed and all of the assets and liabilities of the partnership would be assumed by CAPREIT or one of its subsidiaries.

                  CRICO of Fountain Place Limited Partnership

                               December 31, 1995

NOTE B - GOING CONCERN (Continued)

Consequently, there is substantial doubt about the partnership's ability to continue as a going concern. The accompanying financial statements do not include any adjustment that might result should the partnership be unable to continue as a going concern.

NOTE C - RELATED PARTY TRANSACTIONS

The general partner of the partnership, CRICO of Fountain Place, Inc., a Delaware corporation, is a related party to the managing general partner of the general partner of the holder of the mortgage loan for the project. On January 1, 1992, CRICO of Iona, Inc. assigned its limited partner interest in the partnership to CRICO Minnesota Holdings, Inc., an affiliated entity.

Cash and Investments Held by Bond Servicer
------------------------------------------

1.  Mortgage Escrow
    ---------------

The partnership is required to deposit on a monthly basis an amount equal to one-twelfth of the aggregate annual amount of all real estate taxes to the mortgage escrow account maintained by CRICO Mortgage Company, Inc. (the servicer). The servicer is a related party to the general partner of the partnership. Effective July 1, 1995, CRIIMI Mae Services Limited Partnership ("CMSLP") acquired the rights to service the mortgage from CRICO Mortgage Company. On July 1, 1995, all of the unpaid mortgage servicing fees accrued through June 30, 1995 were transferred to CRI, Inc., an affiliate of the partnership's general partner. The owners of CRI, Inc. are the shareholders of the partnership's general partner. In addition, the owners of CRI, Inc. are the directors and are officers of the general partner of CMSLP and CRIIMI Mae Management, Inc. (a wholly-owned subsidiary of CRIIMI Mae Inc., a publicly held corporation).

2.  Reserve for Replacements
    ------------------------

The partnership is required to make monthly deposits to the reserve for replacement account maintained by the servicer. The required annual deposits into the reserve for replacement account is $93,232 for 1995 and each year thereafter until such time as the balance in the reserve equals or exceeds $500,000. There-after, no monthly deposits are required unless the balance falls below $500,000.

                  CRICO of Fountain Place Limited Partnership

                               December 31, 1995



NOTE C - RELATED PARTY TRANSACTIONS (Continued)

2.  Reserve for Replacements (Continued)
    ------------------------

At December 31, 1995, cash and investments held by the bond servicer consisted of the following:

                          Mortgage
                           Escrow     Reserve for
                          Deposits   Replacements     Total
                         ----------  -------------  ----------

  Balance at
    December 31, 1994    $ 140,436       $381,839   $ 522,275
  Deposits                 577,200         93,232     670,432
  Interest income           11,771         22,980      34,751
  Tax refund                48,771              -      48,771
  Withdrawals
    Real estate taxes     (518,016)             -    (518,016)
    Insurance              (40,998)             -     (40,998)
    Tax appeal fee         (18,392)             -     (18,392)
    Withdrawals                  -        (56,582)    (56,582)
                         ---------       --------   ---------

  Balance at
    December 31, 1995    $ 200,772       $441,469   $ 642,241
                         =========       ========   =========

    Mortgage Payable
    ----------------

Financing has been provided to the partnership through the issuance of tax-exempt bonds by the City of Eden Prairie, Minnesota in the total amount of $20,900,000, which are evidenced by a mortgage loan agreement with CRITEF, the bondowner, a related party. The maturity date of the mortgage is July 1, 1999. Upon maturity all outstanding principal and interest, including all deferred interest, is due and payable.

The mortgage note provides for base interest payable at the rate of 9.5% through the maturity date. Primary contingent interest is payable each quarter, at the rate of 1.5% per annum, out of that quarter's net cash flow. In addition, supplemental contingent interest is payable each quarter, at the rate of 5% per annum, out of 55% of that quarter's net cash flow remaining after deduction of primary contingent interest. Unpaid construction period deferred interest, primary contingent interest and supplemental contingent interest is deferred until

                  CRICO of Fountain Place Limited Partnership

                               December 31, 1995

NOTE C - RELATED PARTY TRANSACTIONS (Continued)

  Mortgage Payable (Continued)
  ----------------

the earlier of the sale or refinancing of the project or maturity. The deferred interest has not been recorded on the books of the partnership.

As of December 31, 1995, the partnership was in default with regard to the mortgage loan agreement due to its inability to generate sufficient cash flow to meet its contractual obligations under this agreement. CRITEF has not exercised its contractual rights and remedies provided under the mortgage.

Under agreement with CRITEF, the partnership has paid base interest from available cash flows. Any unpaid base interest shall be deferred until cash flow on subsequent interest payment dates is sufficient for payment or until the earlier of the sale or refinancing of the project or maturity. As of December 31, 1995, accrued base interest was $5,063,498. Interest is accrued on the unpaid base interest at a compounded rate of 9.5%.

During the year ended December 31, 1995, the partnership only recorded the base interest and did not record interest accrued on the unpaid base interest of $559,815, primary contingent interest of $313,500, and supplemental contingent interest of $1,045,000. At December 31, 1995, interest accrued on the unpaid base interest of $1,562,717, primary and supplemental contingent interest of $8,830,200 and construction period deferred base interest of $4,223,106 has not been recorded. Total interest incurred on the mortgage for the year ended December 31, 1995 is as follows:

                                               Currently
                                  Deferred      payable       Total
                                 -----------  ------------  ----------

  Base interest                  $         -  $ 1,985,500   $1,985,500
  Interest on interest               559,815            -      559,815
  Primary contingent interest        313,500            -      313,500
  Supplemental contingent
    interest                       1,045,000            -    1,045,000
                                 -----------  -----------   ----------

  Total interest incurred          1,918,315    1,985,500   $3,903,815
                                                            ==========

  Accrued interest, beginning     12,697,708    4,494,367
  Interest paid                            -   (1,416,369)
                                 -----------

  Accrued interest, ending       $14,616,023  $ 5,063,498
                                 ===========  ===========

                  CRICO of Fountain Place Limited Partnership

                               December 31, 1995



NOTE C - RELATED PARTY TRANSACTIONS (Continued)

  Mortgage Payable (Continued)
  ----------------

Interest earned on the bonds is exempt from Federal income tax pursuant to the Internal Revenue Code. In accordance with the bond regulatory agreement, the bond proceeds are to finance multifamily housing in which at least 20% of the units in the project are to be occupied by individuals of low or moderate income, as defined in the Internal Revenue Code. In the event that the underlying bonds do not maintain their tax-exempt status, whether by change in law or by noncompliance with the regulatory agreement, repayment of the bonds may be accelerated.

The liability of the partnership under the mortgage is limited to the underlying value of the real estate collateral, plus other amounts deposited with the lender. As further security on the obligation, the partnership has assigned existing and future rents and leases to the bondowner.

The partnership is required to pay the servicer a mortgage servicing fee equal to 0.625% of the outstanding principal balance of the loan. The fee is payable monthly on each base interest payment date. Any unpaid fees shall be deferred until cash flow on subsequent interest payment dates is sufficient for payment or until the earlier of the sale or refinancing of the project or maturity. As of December 31, 1995, $663,990 has been accrued. The amount payable to CRIIMI Mae Services Limited Partnership and CRI, Inc. is $65,312 and $598,678, respectively. During 1995, $130,625 was charged to operations.

  Other Receivables
  -----------------

The Project and Fountain Place Apartments, Phase II, are managed by the same management company. Certain expenses applicable to both are billed to the management company and paid for collectively. These common charges are primarily allocated on a pro rata basis based on the number of dwelling units. An account has been established on the books of each partnership to record amounts payable to or receivable from the related entity. At December 31, 1995, there was $1,266 due from Fountain Place Apartments, Phase II.

                  CRICO of Fountain Place Limited Partnership

                               December 31, 1995



NOTE D - SCHEDULE TO SUPPORT FORM HUD-92410

Other Revenue (Account 5990)

Other revenue consists of the following:

    Key                                                             $ 1,748
    Storage locker                                                   13,179
    Application                                                      10,655
    Bad debt recovery                                                13,071
    Other                                                             5,036
                                                                    -------
                                                                    $43,689
                                                                    =======

Miscellaneous Financial Expenses (Account 6890)

Miscellaneous financial expenses consists of the following:

    Interest paid on security deposits                              $ 3,471
    Administration fee                                               26,125
                                                                    -------

                                                                    $29,596
                                                                    =======

Miscellaneous Administrative Expenses (Account 6390)

Miscellaneous administrative expenses consists of the following:

    Employee relations                                              $ 3,842
    Miscellaneous                                                       702
    Corporate unit                                                    1,355
    Furniture rental                                                  4,890
                                                                    -------
                                                                    $10,789
                                                                    =======

  Other renting expenses (Account 6250)

  Other renting expenses consists of the following:

    Resident retention                                              $ 3,889
    Credit report check                                              10,244
    Referral fees                                                    26,985
                                                                     ------
                                                                    $41,118
                                                                     ======

                  CRICO of Fountain Place Limited Partnership

                               December 31, 1995



NOTE E - ASSESSMENTS PAYABLE

Amounts payable to CSM Corporation are for assessments imposed by the taxing authority. The amount is repayable in monthly installments with interest accrued at prime which was 8.75% at December 31, 1995. The balance is due in full on February 1999. The amount paid during 1995 was $24,719, of which $20,994 was applied to principal and $3,775 to interest.

NOTE F - MANAGEMENT AGREEMENT

The property is managed by CSM Corporation pursuant to a management agreement renewable annually. Management fees are equal to 3.75% of rental income collected. Effective November 1, 1995, the property management responsibilities were assigned from CSM Corporation to CAPREIT Residential Corporation. Management fees are payable to CAPREIT Residential Corporation at the same rate and same terms as under the agreement with CSM Corporation. For the year ended December 31, 1995, $116,480 has been charged to operations.